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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) -- February 8, 2007
                                                          ----------------

                          CODORUS VALLEY BANCORP, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania                0-15536                    23-2428543
        ------------                -------                    ----------
      (State or other           (Commission File             (IRS Employer
       jurisdiction of               Number)                    Number)
       incorporation)

         105 Leader Heights Road
         P.O. Box 2887
         York, Pennsylvania                               17405-2887
         ------------------                               ----------
(Address of principal executive offices)                  (Zip code)

                                  717-747-1519
                                  ------------
               (Registrant's telephone number including area code)

                                       N/A
                                       ---
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                          CODORUS VALLEY BANCORP, INC.
                                    FORM 8-K


ITEM 8.01 OTHER EVENTS

          On February 8, 2007, PeoplesBank, A Codorus Valley Company (PeoplesBank), subsidiary of registrant Codorus Valley Bancorp, Inc. received a check for approximately $839,000. This check represents PeoplesBank's portion of a $12 million restitution fund that was created in settlement of a claim by the United States Department of Justice against the Bank of New York. The check partially reimburses PeoplesBank for loan losses that it incurred in 2002 and 2003.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Codorus Valley Bancorp, Inc.
                                                        (Registrant)



Date:  February 12, 2007                        /s/ Larry J. Miller
------------------------                        -------------------
                                                Larry J. Miller
                                                President and Chief
                                                Executive Officer
                                                (Principal Executive Officer)



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